Exhibit 99.1

©2024 Zura Bio Ltd. Nasdaq Ticker: ZURA Building the Next Immunology Leader 42nd Annual J.P. Morgan Healthcare Conference January 11, 2024 San Francisco, California

©2024 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio’s recent filings with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside Zura Bio’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this communication, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against Zura Bio; (2) volatility in the price of Zura Bio’s securities; (3) the ability of Zura Bio to successfully conduct research and development activities, grow and manage growth profitably, maintain relationships with customers and suppliers, and retain key employees; (4) costs related to financing transactions and the ongoing costs relating to operating as a public company; (5) changes in the applicable laws or regulations; (6) the possibility that Zura Bio may be adversely affected by other economic, business, and/or competitive factors; (7) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Zura Bio operates; (8) the impact of the global COVID-19 pandemic; (9) the potential inability of Zura Bio to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (10) the enforceability of Zura Bio’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (11) other risks and uncertainties described in the Registration Statement and such other documents filed by Zura Bio from time to time with the SEC. These risks and uncertainties may be amplified by the COVID-19 pandemic or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that it will achieve its expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

In 2023, Zura established a strong foundation to enable focused execution into 2024

2023 → **2024**

- Began trading on Nasdaq under "ZURA" ticker
- ZB-106 in-licensed from Eli Lilly and Company and PIPE announced
- $80M PIPE closed
- Inclusion into the Russell 2000® and 3000® Indexes
- Entered into sponsored research agreement with Benaroya Research Institute
- Arnout Ploos van Amstel joined Board
- Rob Lisicki and Dr. Kiran Nistala join Zura Bio Executive Leadership



WELCOME TO THE
NASDAQ FAMILY!
NOW LISTED ON NASDAQ
ZURA BIO LIMITED
zurabio
ZURA NasdaqListed
Nasdaq

2024 Key Objectives:

- ❑ On time clinical trial execution
- ❑ Build leadership team with specific expertise
- ❑ Translational excellence & validating external clinical readouts

COVERING ANALYSTS (as of 08-Jan): Daniil Gataulin, PhD, *Chardan*; Yatin Suneja, *Guggenheim Securities*; Aydin Huseynov, MD, CFA, *Ladenburg Thalmann & Co. Inc.*; Justin Kim, *Oppenheimer*; Steven Seedhouse, PhD, *Raymond James*

© 2024 Zura Bio Ltd.

3

©2024 Zura Bio Ltd. 4 Experienced management team with proven ability to successfully execute and build a leading market position Nasdaq: ZURA Board of Directors Executive Team Amit Munshi Arnout Ploos van Amstel Jennifer Jarrett Neil Graham, M.D. Parvinder Thiara Sandeep Kulkarni, M.D. Someit Sidhu, M.D. Steve Schoch Chairman Independent Director Independent Director Independent Director Independent Director Independent Director Director Independent Director Mike Howell Ph.D. Chief Scientific Officer and Head of Translational Medicine Kim Davis Chief Legal Officer Kiran Nistala M.D., Ph.D. Chief Medical Officer and Head of Development Gary Whale Ph.D. Chief Technology Officer Someit Sidhu M.D. Founder, Chief Executive Officer and Director Verender Badial Chief Financial Officer Robert Lisicki President and Chief Operating Officer

©2024 Zura Bio Ltd. 5 Our Strategic Approach Our approach could signify a paradigm shift for patients suffering from severe and intricate autoimmune diseases. These patients currently find their needs unmet by the conventional "single” pathway approach. We are pioneering dual pathway biology by integrating two validated mechanisms in disease indications where each has demonstrated individual efficacy Our clinical-stage assets are positioned as potentially best-in-class in pathways driving efficacy, aiming to profoundly alter the trajectory of chronic autoimmune diseases. Pioneering dual pathway biology Potential best-in-class potency on clinically validated pathways Paradigm shift for complex diseases

Paradigm shifting not incrementalism

zurabio

Nasdaq: ZURA

Systemic sclerosis is a rare & life-threatening disease with no approved therapy

~200,000 people with SSc in US, EU and Japan [1]	**40-60%** mortality in 10 years [2]
Zero SSc-specific * drugs approved	**$2B+** annual potential market opportunity

Sources: Medscape, BMJ best practice [1] Health Advanced, LLC; Lenabasum Commercial Market Assessment. [2] Tyndall et al, 2010 [3] Bergamasco, A. et al., Clin Epidemiol. 2019 Apr 18;11:257-273 [4] Zura Bio internal analysis and benchmarking, [5] Internal assumption based on demand research and rare disease analogues

(*) no effective treatment exists that combats the disease across organ systems

No effective treatment exists that combats the disease across organ systems

Systemic sclerosis is characterized by tissue inflammation and fibrosis

Lung



*Two disease-modifying drugs are approved for severe lung complications of the disease (SSc-ILD)

Skin



Other Organs



ZB-106 has the potential to provide broader efficacy, working in more patients not just certain subsets

©2024 Zura Bio Ltd.
6

Pioneering Dual Pathway Biology

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Nasdaq: ZURA

ZB-106 is an IgG-scFv engineered by the fusion of ixekizumab (TALTZ®) and tabalumab [1, 2, 3]



BAFF *
IL-17 *
tibulizumab
Anti BAFF x IL-17
tabalumab
Anti-BAFF Ab
TALTZ®
Anti-IL-17 scFv

- ✓ ZB-106 neutralizes IL-17A or BAFF regardless of whether the other binding sites are occupied
- ✓ ZB-106 binds in the same way as TALTZ® and tabalumab with the same number of binding sites
- ✓ Activity is mediated through direct target engagement and not ADCC
- ✓ $t_{1/2}$ is 26.9 days

ZB-106 inhibits BAFF-mediated proliferation in T1165 cells in an IL-17 independent manner [3]



ZB-106
tabalumab
ZB-106 + IL-17A
tabalumab + IL-17A
Tabalumab
ZB-106
%Inhibitions
[Antibody] nM
0.01
0.1
1
100
80
60
40
20
0
-20
-40

ZB-106 inhibits IL-17 mediated CXCL1 in epithelial cells in a BAFF independent manner [3]



ZB-106
TALTZ®
ZB-106 + BAFF
TALTZ® + BAFF
ZB-106
TALTZ®
%Inhibition CXCL1
[Antibody] pM
1
10
100
1000
10000
100000
120
100
80
60
40
20
0
-20
-40

Sources: [1] Liu, Ling, et al. Journal of Inflammation Research, doi:10.2147/jir.s100940. [2] Manetta, Joseph et al. Journal of Inflammation Research, doi:10.2147/jir.s67751. [3] Benschop, Robert J., et al. mAbs, doi:10.1080/19420862.2019.1624463.
(*) Figure Generated with BioRender

©2024 Zura Bio Ltd.
7

Potent molecules with highly validated pathways

zurabio

Nasdaq: ZURA

tibulizumab: BAFF / IL-17



BAFF
tabalumab
Anti-BAFF Ab
TALTZ®
Anti-IL-17 scFv
IL-17

ZB-168: IL-7R / TSLP



IL-7R
γc
TSLPR
IL-7
TSLP

torudokimab: IL-33 / RAGE



Epithelial damage
IL-33RED
Tozorakimab
IL-33OX
ST2 pathway
ST2 receptor independen t pathway
IL-1RAP
ST2
RAGE
EGFR
Inflammation
Epithelial remodeling

DOSING TO DATE [2]

78 Participants Dosed Across Three Ph1/1b studies

57 participants with single dose

21 participants with multiple dose up to 12 weeks

93 Participants Dosed

60 participants with single dose

33 participants with multiple doses up to 12 weeks

244 Participants Dosed

81 participants with single dose

163 participants with multiple doses up to 52 weeks

POTENCY

IL-17 binds to IL-17A preventing IL-17A/A and IL-17A/F heterodimerization[1]

	half-life ($t_{1/2}$)
tibulizumab	26.9 days
sonelokimab	11-12 days
izokibep	~11 days

- ZB-168 is nearly **10-fold** more potent than AZ/AMG's tezepelumab, and tezepelumab does not inhibit IL-7 signaling
- ZB-168 is **>300-fold** more potent than Q32Bio's bempikibart in TSLP-induced markers, but similar in IL-7-induced pSTA5[8]

	UPB-101 (α-TSLPR) α-TSLPR mAb	tezepelumab (TSLP) TSLP mAb	bempikibart (IL-7Rα) IL-7Rα mAb	ZB-168 (IL-7Rα) IL-7Rα mAb
TSLP-Induced Signals	16.1 ng / ml / 0.1nM (CCL17)[7]	67 ng / ml / 0.44nM (CCL17)[7]	24 nM (CCL2)[8]	7.5 ng / ml / 0.05nM (CCL17)[5] 11 ng / ml / 0.07nM (CCL22)[5] 0.08 nM (CCL2)[8]
IL-7-Induced Signals	*Neg*	*Neg*	0.6 nM (IL-7 at 0.25ng/ml)[8] 2.1 nM (IL-7 at 2.5ng/ml)[8]	0.46nM (pSTAT5)[6]

Torudokimab was **2.9 and 5.5-fold more potent than etokimab and itepekimab**, respectively, inhibiting IL-33-induced GM-CSF production by human mast cells

Antibody	k_{on} ($M^{-1}s^{-1}$)	k_{off} (s^{-1})	k_d (pM)	torudokimab Potency
torudokimab (LY3375880)	1.7×10^6	6.7×10^{-5}	39	
etokimab (AnaptysBio)	9.4×10^5	1.2×10^{-4}	112	**2.9x**
itepekimab (Regeneron)	7.6×10^5	1.6×10^{-4}	215	**5.5x**

Sources: [1] Liu, Ling, et al. Journal of Inflammation Research, doi:10.2147/jir.s100940. [2] IB and CSR, [3] Manetta, Joseph et al. Journal of Inflammation Research, doi:10.2147/jir.s67751. [4] Benschop, Robert J., et al. mAbs, doi:10.1080/19420862.2019.1624463. [5] Zura Internal Data. [6] Herold, Kevan C., et al. JCI Insight, doi:10.1172/jci.insight.126054. [7] Numazaki, Mako, et al. Journal of Pharmacology and Experimental Therapeutics, doi:10.1124/jpet.121.000686. [8] BMS patent https://patents.google.com/patent/WO2020154293A1/en

©2024 Zura Bio Ltd.
8

Clinical stage pipeline targeting key immunology pathways

zurabio

Nasdaq: ZURA

Paradigm shift for complex diseases

Pioneering dual pathway biology

Potential best-in-class potency on clinically validated pathways

ZURA BIO PROGRAM		INDICATION	NEXT CLINICAL PHASE (Preclinical / Phase 1 / Phase 2 / Phase 3)	EXPECTED KEY MILESTONES	
ZB-106	tibulizumab Anti-BAFF x IL-17	systemic sclerosis	Phase 2 (→ Phase 3)	Phase 2 study initiation, to enable seamless transition to Ph3	2024
		hidradenitis suppurativa	Phase 2	Open IND dermatology division	2024
				Phase 2 initiation*	2024
ZB-168	Anti-IL-7R	alopecia areata	Phase 2	Phase 2 initiation*	2024
ZB-880	torudokimab Anti-IL-33	allergy / respiratory	Phase 2	Conduct all necessary CMC and regulatory tasks to prepare the asset for Phase 2 readiness*	

(*) pending expected phase 2 / 3 external catalysts

©2024 Zura Bio Ltd.
9

Key External Catalysts Through 1H-2025

zurabio

Nasdaq: ZURA

2024				2025	
Q1	Q2	Q3	Q4	Q1	Q2

(1Q-2024)
Topline data from Ph2b/3 in PsA
Acelyrin, izokibep (*IL-17*)

(1Q-2024)
Topline data from Ph2b in PsA
MoonLake, sonelokimab (*IL-17*)

(4Q-2023 to 1Q-2024)
Topline Ph2 in UC
OSE Immunotherapeutics , OSE-127 (anti-*IL-7R mAb*)

(1Q-2024)
Topline Ph2 in COPD
Astra Zeneca / Amgen, tezepelumab (*TSLP*)

(1Q/2Q-2024)
Topline in Ph2 in AD
Q32 Bio, bempikibart (*IL-7 / TSLP*)

(1Q/2Q-2024)
Initiate Ph1/2 trial in AA
Nektar Therapeutics, rezpegaldesleukin

(3Q-2024)
Topline Ph2 in Plaque psoriasis
Dice (part of Eli Lilly), DC-806 (*IL-17*)

(3Q-2024)
Ph2 in SLE
Novartis, Ianalumab (VAY736) (*BAFF*) & iscalimab (CFZ533) (*anti-CD40*)

(3Q-2024)
Topline Ph3 in Asthma
Astra Zeneca / Amgen, tezepelumab (*TSLP*)

(3Q-2024)
Topline in Ph2a in AA
Q32 Bio, bempikibart (*IL-7 / TSLP*)

(4Q-2024)
Topline Ph2b/3 in Uveitis
Acelyrin, izokibep (*IL-17*)

(2Q-2025)
Ph3 in COPD (AERIFY-1 / AERIFY-II)
Sanofi/Regeneron, itepekimab (*anti-IL-33 mAb*)

LEGEND:
- ZB-106 Program: External Catalyst
- ZB-168 Program: External Catalyst
- ZB-880 Program: External Catalyst

(Ongoing through Q4-2026) Topline Readouts in Multi-year B-cell Platform Study in HS
Novartis, CFZ533, LYS006, MAS825, LOU064 and VAY736

Sources: ClinicalTrial.gov, Company Press Release
Abbreviations: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; HS, hidradenitis suppurativa, PsA, psoriatic arthritis; SLE, systemic lupus erythematosus; UC, ulcerative colitis

©2024 Zura Bio Ltd.
10

©2024 Zura Bio Ltd. Potential First-in-Class, Dual Antagonist Combining tabalumab and TALTZ® systemic sclerosis (SSc) ZB-106 tibulizumab Anti-BAFF x IL-17

ZB-106 is Clinically De-Risked Through Ph1b

zurabio
Nasdaq: ZURA

78 Participants Dosed Across Three Ph1/1b studies

57 participants with single dose; 21 participants with multiple dose up to 12 weeks

PHARMACOKINETICS

- $t_{1/2}$ is 26.9 days
- Bioavailability after SC doses was 62.9%
- At doses tested there is evidence of maximum target engagement with clinical safety supporting 6-fold "window" between max target engagement and max human dose tested

Established dosing regimen

PHARMACODYNAMICS

- In Phase 1b studies in both RA and Sjögren's there were multiple impacts on PD markers:
  - Decrease in CD20+ B-cells with higher doses generally associated with larger changes from baseline
  - Decrease in hs-CRP AUC was associated with higher ZB-106 AUCs

Demonstrated PD in participants in Ph1b

SAFETY and ADA

- SAD Studies: No deaths or SAEs
- MAD study: No deaths, single related SAE of neutropenia with resolution
- Most frequent TEAE: Headache, transient neutropenia, nausea, diarrhea
- No TEAE of infection at target doses
- In the MAD study, one participant had TE-ADAs detected at a low titer

Safety / ADA profile in line with TALTZ®

ZB-106 is a highly validated molecule that enables the opportunity to deliver on the promise of both IL-17 and BAFF inhibition in autoimmune disease

Abbreviations: MAD, multiple ascending dose; SAD, single ascending dose

©2024 Zura Bio Ltd. 12

Synergistic benefit of IL-17 and BAFF Neutralization in Collagen Induced Arthritis model

- Rheumatoid arthritis is a prototypic autoimmune disease where individually targeting IL-17-mediated inflammation or depleting B cells has been clinically validated
- The collagen-induced arthritis (CIA) murine model is similarly characterized by increased IL-17 production and B cells that drive disease pathogenesis
- Surrogate antibodies were used to evaluate whether neutralization of IL-17 and BAFF was superior to targeting individual pathways
- Mice were injected with anti-IL-17A and/or anti-BAFF on days 22, 29, and 36
- **Blockade of both IL-17A and BAFF was associated with reduced:**
  - **Disease severity**
  - **Inflammation in the hind paw (histology score)**
  - **Anti-collagen antibodies**



cumulative disease score
7.5
5.0
2.5
0.0
20
30
40
50
day
anti-IL17
isotype control
anti-BAFF
anti-BAFF + anti-IL17
anti-BAFF + anti-IL-17



histology score
70
60
50
40
30
20
10
0
*
**
**
isotype ctrl
anti-BAFF
anti-IL-17
anti-BAFF + anti-IL-17



anti-collagen antibody (mg/mL)
25
20
15
10
5
0
*
ns
*
isotype ctrl
anti-BAFF
anti-IL-17
anti-BAFF + anti-IL-17

Sources: Zura Internal Data, IND Briefing

©2024 Zura Bio Ltd. 13

IL-17 and BAFF drive disease pathogenesis in systemic sclerosis (SSc)

ZB-106 | SSc

IL-17 efficacy in SSc

- Brodalumab treatment in SSc leads to improved clinical outcomes [1]
- IL-17 known to play key role in the fibrotic process of various organs like lung, kidney, heart and skin
- Th17 cell–derived IL-17 was significantly higher in the skin and serum of SSc patients [2]

Role of BAFF in SSc

- Belimumab therapy shows efficacy in open label studies and one single center PBO study [7]
- Belimumab has been granted ODD by FDA and a Phase 2/3 had been initiated in SSc-ILD by GSK
- SSc patients have B cell abnormalities characterized by chronic hyper-reactivity of memory B cells [4]
- BAFF and auto-antibodies are key biomarkers in SSc [5,6]


IL23/IL17
Stromal cells
CXCL13
TI-IFN
BAFF
TLS
B cell
GC
Plasma cell
CXCR5+T_{fh} cell

ZB-106 has the potential to treat the Th17 and BAFF components of SSc

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2] Yang, Xiaoqin, et al. Arthritis Research Therapy, doi:10.1186/ar4430. [3] Ebata, Satoshi, et al. The Lancet Rheumatology, doi:10.1016/s2665-9913(21)00107-7. [4] Sato, Shinichi, et al. Molecular Immunology, doi:10.1016/j.molimm.2004.06.025. [5] Senécal, Jean-Luc, et al. Journal of Scleroderma and Related Disorders, doi:10.1177/2397198319870667. [6] Sato, Shinichi,, et al. The Journal of Immunology, doi:10.4049/jimmunol.165.11.6635. [7] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

©2024 Zura Bio Ltd. 14

©2024 Zura Bio Ltd. IL-17 and BAFF Inhibition Have Shown Efficacy in Placebo Controlled Trials in systemic sclerosis (SSc) 15 ZB-106 | SSc Brodalumab IL-17 receptor antagonist Achieved primary endpoint of treatment difference of least square mean: −21.2 [95% CI -23.9, 18.5]; P<0.0001), and demonstrated a rapid, sustained reduction in mRSS over 52 weeks1 Demonstrated therapeutic effects on lung/respiratory functions, digital ulcers, the symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns Belimumab BAFF antagonist 52-week, investigator initiated, single center, double blind, placebo-controlled pilot study in 20 participants with dcSSC on MMF Both treatment groups experienced improvements in mRSS favoring belimumab (-10 vs -3; p=NS) All secondary endpoints favored belimumab with statistical significance in 2 endpoints: SHAQ DI and VAS Raynaud’s phenomenon Sources: 1 Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. 2 Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358. CLINICAL PRECEDENT Phase 2 belimumab IIT study - 15 - 10 - 5 0 5 10 Δ mRSS mRSS Belimumab n = 9 -10.0 Placebo n = 9 -3.0 Δ +7.0 points Δ FVC FVC (% predicted) Belimumab n = 9 5.0 Placebo n = 9 -2.0 Δ +7.0% - 15 - 10 - 5 0 5 10

Phase 2 SSc Trial Design*

ZB-106 | SSc

PART A: RANDOMIZED TRIAL (mRSS)

R →
- ZB-106 DOSE LEVEL 1
- PLACEBO

EFFICACY PERIOD (24 WEEKS)

♦ Potential trigger for pivotal study

PART B: OPEN LABEL EXTENSTION (FVC)

E → ZB-106 DOSE LEVEL 1

EFFICACY PERIOD (24 WEEKS)

KEY EFFICACY ENDPOINTS

- mRSS- primary
- HAQ-DI (Function)
- Clinician Global
- Patient Global
- FVC
- Modified CRISS (Ph3 endpoint)

KEY INCLUSION CRITERIA

- Diffuse cutaneous SSc
- mRSS 10-29
- First symptoms of sclerosis other than RP within 5 years
- Evidence of recent disease progression*
- HAQ-DI >0.25
- Stable background therapy, including MMF

(*) Trial design is subject to change due to factors such as regulatory feedback

©2024 Zura Bio Ltd. 16

Additional Indications Under Consideration for ZB-106

ZB-106 | SSc


BAFF*
IL-17*
tibulizumab
Anti BAFF x IL-17
tabalumab
Anti-BAFF Ab
TALTZ®
Anti-IL-17 scFv

Clinical Validation

		BAFF pathway	IL-17 pathway
Rheumatology	systemic sclerosis [1]	✓	✓
	Sjögren's syndrome [1]	✓	
	systemic lupus erythematosus [1]	✓	
	rheumatoid arthritis [1]		✓
Dermatology	hidradenitis suppurativa [1]		✓

Sources: [1] ClinicalTrials.gov

©2024 Zura Bio Ltd. 17

Development opportunities exist across Rheumatology, Respiratory and Dermatology

ZURA ASSETS

ZB-106
tibulizumab
Anti-BAFF x IL-17

ZB-880
torudokimab
Anti-IL-33

ZB-168
Anti-IL-7R

Rheumatology

systemic sclerosis, Sjögren's syndrome, lupus, rheumatoid arthritis

Respiratory

asthma, chronic obstructive pulmonary disease

Dermatology

alopecia areata, hidradenitis suppurativa, atopic dermatitis

ZB-106 is Zura's lead asset and a key value driver in ***rheumatology***

ZB-168 and ZB-880 have potential in ***respiratory and dermatology***

©2024 Zura Bio Ltd.
18

Thank you to J.P. Morgan Healthcare for hosting Nasdaq Ticker: ZURA